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                                                                      EXHIBIT 23

                          Independent Auditors' Consent

         We consent to the incorporation by reference in this Registration Statement on Form S-3 of The Gillette Company of our report dated February 11, 2002, appearing in and incorporated by reference into the Annual Report on Form 10-K of The Gillette Company for the year ended December 31, 2001 and to the reference to us under the heading "Experts" in the prospectus, which is part of this Registration Statement.




KPMG LLP


Boston, Massachusetts
April 12, 2002